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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David L. Grannan and Stephen T. Baker, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that each said attorneys-in-fact and agents and/or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                                   TITLE                                   DATED

/s/ David Neylon                       Chairman of the Board of Directors              November 27, 2000
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David Neylon

                                       Chief Executive Officer, Director               November 27, 2000
/s/ David L. Grannan                   (Principal Executive Officer)
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David L. Grannan

                                       President and Chief Operating Officer,          November 27, 2000
/s/ Stephen T. Baker                   Director
-----------------------------
Stephen T. Baker

                                       Vice President and Chief Financial              November 27, 2000
                                       Officer (Principal Financial and
/s/ Timothy J. Toppin                  Accounting Officer)
-----------------------------
Timothy J. Toppin

/s/ John B. Balousek                   Director                                        November 27, 2000
-----------------------------
John B. Balousek

/s/ Kevin P. Fitzgerald                Director                                        November 27, 2000
-----------------------------
Kevin P. Fitzgerald

/s/ Andrew Cole                        Director                                        November 27, 2000
-----------------------------
Andrew Cole
